Exhibit 99.1

CONTANGO ANNOUNCES THE APPOINTMENT OF TWO NEW DIRECTORS

FORT WORTH, Texas, April 29, 2021 (GLOBE NEWSWIRE) — Contango Oil & Gas Company (NYSE American: MCF) (“Contango” or the “Company”) today announced the appointment of Karen Simon and Janet Pasque to its Board of Directors (the “Board”) effective immediately. Ms. Simon brings extensive experience in investment banking and corporate finance, particularly in capital markets and private equity, to the Contango Board. In addition, Ms. Pasque adds immense knowledge to the Board due to her long-tenure in the oil and gas industry, especially in business development and land.

Mses. Simon and Pasque’ wide-ranging knowledge will foster the Company’s drive to be a market leader in ESG initiatives. As part of that commitment, Contango has formed an internal committee to establish a framework for the Company’s ESG initiatives. In addition, Contango plans to add a committee to the Board focused on oil and gas production that is safe and environmentally and socially responsible while delivering long-term value for our shareholders. This new committee will be chaired by Ms. Simon.

Ms. Simon will also serve as a member of the Audit and Nominating Committees. Ms. Pasque will serve as a member of the Compensation and Nominating Committees. Following the appointment of Mses. Simon and Pasque, the Board will be comprised of seven directors, five of whom are independent.

“We are excited to have Karen and Janet join Contango’s Board,” commented John C. Goff, Chairman of the Board. “Karen is well-known and highly regarded throughout the investment banking community and we believe her unique skills will enable Contango to be a market leader in its current ESG initiatives. We expect Janet’s vast oil and gas experience, particularly in business development, will enable our continued execution of growth via acquisition of PDP-heavy assets and corporate opportunities.”

“We are pleased to welcome Janet and Karen to Contango’s Board,” said Wilkie S. Colyer, Jr., Chief Executive Officer. “I know Janet well from my time serving with her on the Board of Resolute Energy. We believe Janet and Karen’s extensive experience in the oil and gas industry along with Karen’s impressive tenure in capital markets and private equity greatly complements the existing skill set of our Board. We appreciate Karen and Janet’s willingness to serve on our Board and anticipating benefitting from their acumen in continuing with our strategy of disciplined growth and market consolidation.”

Ms. Simon is currently a director of two European public companies; one of which she Chairs, Energean plc in London (LON: ENOG), and Aker ASA in Oslo (OSL: AKER). Energean is an E&P company focused on natural gas resources in the eastern Mediterranean. In partnership with the CEO, she is advancing the company’s growth strategy and energy transition while building critical governance and compliance frameworks since Energean’s IPO in March of 2018. She is a member of Remuneration committee and Chairs the Nomination & Governance committee. Ms. Simon has served as a Non-Executive Director of Aker ASA since April 2013. Aker controls a number of industrial investments and is a leading Norwegian player in the energy transition space with recent entries into carbon capture, offshore and onshore wind power, and clean hydrogen production, plus a number of digital software offerings for industrial applications.

Ms. Simon retired from JPMorgan in December 2019 as a Vice Chairman in the Investment Bank. Over her 36 year banking career, she held a number of leadership positions, including Global Co-Head of Financial Sponsor Coverage, providing M&A and capital raising investment banking services to private equity funds; Co-Head of EMEA Debt Capital Markets and Head of EMEA Oil & Gas coverage, both in London, and most recently she founded JPMorgan’s Director Advisory new client group focused on providing advice to public company Directors. During her career, she was cited several times as one of the “100 Most Influential Women in Finance in Europe, Middle East and Africa” and was named the 2010 and 2011 “Female Private Equity Advisor of the Year” by Financial News.

Ms. Simon received dual graduate business degrees in 1983: an MBA from Southern Methodist University in Dallas and a Master of International Management from the American Graduate School of International Management (Thunderbird) in Arizona. Earlier, she graduated from the University of Colorado, earning a Bachelor of Arts cum laude in Economics. Janet Pasque has served as a director of Legacy Reserves since January of 2021, and she previously served as a director of Resolute Energy Corporation from August of 2017 until the sale of the Company in March of 2019. From Resolute’s inception in 2004 to December 2010, Ms. Pasque was an officer of Resolute and its predecessor entities in charge of the land and business development functions. From 2003 until the founding of the Resolute’s predecessor entity in 2004, Ms. Pasque served as a land consultant to multiple oil and gas companies. From 1993 until the acquisition of the company in 2001, Ms. Pasque was a Vice President of HS Resources where she had responsibility for the land department and joint responsibility for the company’s exploration activities. Following the acquisition of HS Resources by Kerr-McGee in 2001 until 2003, Ms. Pasque managed the land functions at Kerr-McGee Rocky Mountain Corp. From 1989 until joining HS Resources in 1993, Ms. Pasque was a consultant to a privately funded drilling venture focused on exploration in the Rocky Mountain region. Ms. Pasque also worked for Champlin Petroleum Company from 1982 to 1989 and for Texaco Inc. from 1980 until 1982, focused on land acquisitions and drilling agreements in California, Alaska and the Rocky Mountain region. Ms. Pasque received a B.S. in Business Administration with a concentration in Finance and Real Estate from Colorado State University.

About Contango

Contango Oil & Gas Company is a Fort Worth, Texas based, independent oil and natural gas company whose business is to maximize production and cash flow from its offshore properties in the shallow waters of the Gulf of Mexico and onshore properties in Texas, Oklahoma, Wyoming, and Louisiana and, when determined appropriate, to use that cash flow to explore, develop, and increase production from its existing properties, to acquire additional PDP-heavy crude oil and natural gas properties or to pay down debt. Additional information is available on the Company’s website at http://contango.com. Information on our website is not part of this release.

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on Contango’s current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “upside”, “project”, and similar expressions identify forward-looking statements and express Contango’s expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Contango expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Contango’s control. Consequently, actual future results could differ materially from Contango’s expectations due to a number of factors, including, but not limited to market conditions, industry conditions, access to capital, the impact of COVID-19 pandemic, the ability to realize the benefits of the asset acquisition, actions by third parties (including investors), and other factors which could affect Contango’s operations or financial results, including those described in Contango’s Annual Report on Form 10-K and other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results and developments may differ materially from the projections in the forward-looking statements. Forward-looking statements speak only as of the date they were made and are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change, except as required by law.

Contango Oil & Gas Company

E. Joseph Grady, 713-236-7400

Senior Vice President and Chief Financial Officer

Source: Contango Oil & Gas Company